UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2011 (August 31, 2011)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, 3rd Floor, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 31, 2011, Magellan Petroleum Corporation (the “Company”) filed with the Australian Securities and Investments Commission and the Australian Stock Exchange (“ASX”) in Australia a report of preliminary, unaudited financial information with respect to the fiscal year ended June 30, 2011 on Appendix 4E, in accordance with ASX rules and regulations. A copy of the Company’s Appendix 4E report dated August 31, 2011 is furnished herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following document is furnished as an exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1	Company Appendix 4E filing made with the ASX, dated August 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ Antoine J. Lafargue
Name: Antoine J. Lafargue Title: Chief Financial Officer and Treasurer

Dated: August 31, 2011

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Company Appendix 4E filing made with the ASX, dated August 31, 2011.